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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): October 11, 1999


                   INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                        1-9767                  94-2579751
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)


9162 ETON AVENUE, CHATSWORTH, CALIFORNIA                           91311
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (818) 709-1244


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Item 5.  Other Events.

         On October 11, 1999, the Registrant issued a press release announcing that its arbitration with Digital Imaging Technologies, Inc., the former owner of its Perceptive Scientific Instruments genetic analysis business, resulted in an award to the Registrant of $132,500, a copy of which is attached as Exhibit 99 hereto and incorporated herein by reference.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             INTERNATIONAL REMOTE IMAGING
                                               SYSTEMS, INC.



Dated:  October 15, 1999                     By: /s/ MARTIN S. McDERMUT
                                                --------------------------------
                                                Martin S. McDermut
                                                Vice President - Finance and
                                                Administration, Chief Financial
                                                Officer and Secretary


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                                  Exhibit Index

No.              Document
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99               Press Release dated October 11, 1999


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